Capital management policies and procedures (Tables)	12 Months Ended
Dec. 31, 2017
Capital management policies and procedures [Abstract]
Capital management summary
At December 31, 2017 and 2016, the capital management is summarized as follows:

	2017	2016
Stockholders’ equity	$2,229,062	$963,990

Total financial debt	898,618	10,070,457
Cash and cash equivalents	(461,554)	(902,704)
General financing	$437,064	$9,167,753

Ratio of total debt to stockholders’ equity	0.20	9.51